EXHIBIT 10.5 - MATERIAL CONTRACT - WEBSITE HOSTING AGREEMENT
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                        WEBSCAPE INTERNET MANAGEMENT LTD.
                                 WEBSITE HOSTING
                            AND MAINTENANCE AGREEMENT

This Agreement for the Hosting and Maintenance of Website ("Agreement") made and effective upon the execution of this Agreement, by and between Webscape Internet Management Ltd. ("Webscape") and Branson Jewelry (USA), Inc. ("Customer").

THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.   Hosting and  Maintenance of Website:  Webscape  agrees to host and maintain
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the Customer's Website  (www.bransonsjewelry.com) as stated below. Webscape will
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only use content (text, schedules, photos, links, etc.) as provided and directed by the Customer unless Customer requests other material and Webscape agrees.

2.   Payment of  Service  Fees:  Payment  shall be made in  Canadian  dollars to
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Webscape in advance.  Service will start on the first day of July, 2001. Billing cycle shall start on the first day of each month in which services are provided. You will be invoiced on the first of each month and payment is due at that time. All initial service fees will be prorated to correspond with this billing cycle and any difference will be credited toward the next billing invoice. If you are paying yearly, payment is due when this agreement is executed. If any fees or charges imposed by the bank for any reason result in Webscape receiving less than the invoice amount, Webscape will re-invoice Customer for the difference.

If Webscape does not receive payment in full of any invoice within 30 days, then Customer accepts that Webscape will suspend service(s) with the Customer until such time as payments are made. If services are suspended, a reactivation fee of $50.00 will be assessed. Payments in full of any invoice not received within 60 days will result in a termination of service(s) to Customer. In case collection proves necessary, the Customer agrees to pay all fees incurred by that process. Either party may cancel this agreement with 30 day written notice. If Webscape exercises its right to cancel this agreement, Webscape will prorate a refund of any monies prepaid.

3.   Website Updates: Webscape will update Customer's website within seventy-two
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hours of submission of request for update and receipt of all materials necessary to update the site. Webscape reserves the right to not post any information, photos or other material that Webscape's management feels is inappropriate or a
threat  to   individual's   privacy  and  safety.   Webscape   does  not  accept
responsibility  or liability for inaccuracies,  errors,  or unsuitable  material


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provided by Customer,  who is liable for such material. The pricing for all such service can be found on Webscape's website.

4.   Term:  This  Agreement  is effective  for a period of 12 months  unless and
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until earlier  terminated as set forth herein.  This  Agreement  will  terminate automatically if the Customer fails to comply with any of the limitations or other requirements described herein.

5.   Renewal:  This Agreement may be renewed on a month-to-month basis after the
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initial  12-month period subject to changes in terms as set forth by Webscape at the time of each renewal. This Agreement will terminate automatically if the Customer fails to comply with any of the limitations or other requirements described herein.

6.   Hosting:  Webscape will host the client's  website on  Webscape's  servers.
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Webscape makes no guarantees as to the accessibility and function of the website beyond Webscape's control, including, but not limited to, power outages, computer failure, user error, and natural disasters. Webscape will control the website and make all updates and changes to the website per Customer request. Customer may, upon request made to Webscape, be given direct access to their website and shall then be allowed to make changes.

7.   Maintenance: Webscape will maintain Customer's site, including ensuring its
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constant  availability to the World Wide Web,  subject only to Section 6 hereof.
Customer will be notified thirty (30) days prior to any changes to the initial terms. Customer may discontinue service within the thirty (30) day period to avoid the effects of the changes.

8.   Copyrights &  Trademarks:  Webscape  owns all right,  title and interest in
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Webscape trade marks, trade names, service marks, inventions,  copyrights, trade secrets, patents, and know-how related to the design, function and provision of services by Webscape, and in the related hardware and software systems.

9.   Domain  Name  Registration/Transfer:  By the  registration  or  transfer of
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Customer's Domain Name on the Internet, Webscape is accepting in good faith that
Customer has the right to use that name. This agreement authorizes Webscape to proceed with the registration or transfer of the domain name indicated above. Customer certifies that the use of the requested domain name does not infringe upon any trademark or any other legal statutes and will indemnify and hold
Webscape harmless from any liabilities or litigation that may arise. Internet Domain Name Registration covers a 2-year period and must be renewed every 2 years.

10.  Limitation of Liability:  Under no circumstances and under no legal theory,
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whether  in tort,  contract,  or  otherwise,  shall  Webscape  be  liable to the



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Customer  or  any  other  person  for  any  indirect,  special,  incidental,  or consequential damages of any character including, without limitation, damages for loss of goodwill, work stoppage, computer failure or malfunction, or for any and all other damages or losses. In no event will Webscape be liable for any damages in excess of the list price Webscape charges for it's product or service, even if Webscape shall have been advised of the possibility of such damages. Webscape will not be liable for any damages arising out of the Customer's use or misuse of a Webscape Website and anything posted to the Website, including, but not limited to any non-public, private information or material or any illegal information or material.

11.  Sole Agreement:  This agreement  represents the entire understanding of all
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parties with respect to the subject matter  outlined and supersedes all previous discussions and correspondence with respect thereto, and no representations, warranties or agreements, express or implied of any kind with respect to such subject matter have been made by either party to the other beyond that which is contained herein. Webscape retains the right to modify this agreement as may be necessary due to changes in the law, Internet practices, etc.

12.  Authorization:  By execution of this  Agreement,  Customer  agrees to fully
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abide by all terms,  conditions,  rules,  and  regulations  as described in this
Agreement and authorizes Webscape to begin work on the services requested. Customer acknowledges that all sales are final. This agreement becomes effective only when signed by a Webscape officer. The Customer also acknowledges that Customer's identification is accurate, correct and that he/she is of contractual capacity under the laws of the state in which Customer resides.

13.  Warranty Disclaimer:  Webscape's warranties set forth in this agreement are
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exclusive and are in lieu of all other warranties, express or implied, including but not limited to, the implied warranties of merchantability and fitness for a particular purpose.

14.  Notice:  Any notice  required by this Agreement or given in connection with
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it, shall be in writing or by Email.



If to Webscape:     Webscape Internet Management, Ltd.
                    #300-1275 West 6th Avenue
                    Vancouver, British Columbia
                    Canada,   V6H 1A6
                    info@web-scape.com
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If to Customer:     Branson Jewelry (USA), Inc.
                    1122 6th Avenue North




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                    Seattle, Washington
                    USA, 98109
                    bacara@ziplip.com
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15.  Governing Law: This Agreement shall be construed and enforced in accordance
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with the laws of Canada and the Province of British Columbia.

16.  No  Assignment:  Neither this  Agreement nor any interest in this Agreement
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may be assigned  by  Customer  without  the prior  express  written  approval of
Webscape.

17.  Severability:  If any  term of  this  Agreement  is  held,  by a  court  of
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competent  jurisdiction,  to be invalid or  unenforceable  then this  Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

18.  Headings: Headings used in this Agreement are provided for convenience only
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and shall not be used to construe meaning or intent.

19.  Signature:  By signing  below,  the  Customer  consents  to be bound by and
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become a party to this Agreement.


BRANSON JEWELRY (USA), INC.                  WEBSCAPE INTERNET
MANAGEMENT, LTD.

/s/ Pamela Starek                            /s/ David Neale
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Authorized Signature                         Authorized Signature

Date:                                        Date:
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